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                                                           Registration No. 333-
    As filed with the Securities and Exchange Commission on October 26, 1999
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------

                           VION PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)
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
              DELAWARE                                  2836                                13 3671221
   (State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
   incorporation or organization)            Classification Code Number)                Identification No.)
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                                 4 SCIENCE PARK
                               NEW HAVEN, CT 06511
                                 (203) 498-4210
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                  ALAN KESSMAN
                           VION PHARMACEUTICALS, INC.
                                 4 SCIENCE PARK
                               NEW HAVEN, CT 06511
                                 (203) 498-4210

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                with copies to:


           PAUL JACOBS, ESQ.                          MICHAEL HIRSCHBERG, ESQ
       LAWRENCE A SPECTOR, ESQ.                       PIPER & MARBURY L.L.P.
      FULBRIGHT & JAWORSKI L.L.P.                   1251 AVENUE OF THE AMERICAS
           666 FIFTH AVENUE                          NEW YORK, NEW YORK 10020
       NEW YORK, NEW YORK  10103                          (212) 835-6000
            (212) 318-3000                             (212) 835-6001 (FAX)
         (212) 752-5958 (FAX)

                                 --------------


      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: |_|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-83837

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.

[ ]----------------------
      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. o

                                               --------------
                                        CALCULATION OF REGISTRATION FEE

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========================================================================================================================
                                                                  PROPOSED                PROPOSED           AMOUNT OF
    TITLE OF EACH CLASS OF SECURITIES       AMOUNT TO BE      MAXIMUM OFFERING       MAXIMUM AGGREGATE     REGISTRATION
            TO BE REGISTERED                REGISTERED(1)      PRICE PER SHARE       OFFERING PRICE(1)          FEE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCK, $.01 PAR VALUE.............  230,000 SHARES           $5.00                $1,150,000         $319.70(2)
========================================================================================================================
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(1) INCLUDES 30,000 SHARES OF COMMON STOCK WHICH THE UNDERWRITERS HAVE THE
OPTION TO PURCHASE TO COVER OVER-ALLOTMENTS, IF ANY.

(2) PREVIOUSLY PAID.

                                 --------------


      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1, FILE NO. 333-83837

         Vion Pharmaceuticals, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-83837) declared effective on October 25, 1999 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.




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ITEM 16.   EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a)  Exhibits.
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
5.1      Opinion of Fulbright & Jaworski L.L.P.

23.1     Consent of Ernst & Young L.L.P.

23.2     Consent of Fulbright & Jaworski L.L.P. (contained in Exhibit 5.1)

24.      Power of Attorney(1)
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--------
(1) Incorporated by reference to the Company's Registration on Form S-1 (File No. 333-83837), effective October 25, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Haven, State of Connecticut, on October 25, 1999.

                                          VION PHARMACEUTICALS, INC.

                                          By:          /S/ ALAN KESSMAN
                                               .................................
                                                       ALAN KESSMAN,
                                               PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

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                SIGNATURE                         TITLE                             DATE
                ---------                         -----                             ----
                    *                       Chairman of the Board                  October 25, 1999
 ..........................................
            WILLIAM R. MILLER

             /S/ ALAN KESSMAN               President, Chief Executive Officer     October 25, 1999
 .........................................    and Director (Principal Executive
               ALAN KESSMAN                   Officer)

           /S/ THOMAS E. KLEIN              Vice President--Finance and Chief      October 25, 1999
 .........................................    Financial Officer (Principal
             THOMAS E. KLEIN                  Financial and Accounting Officer)

                    *                       Director                               October 25, 1999
 .........................................
            MICHEL C. BERGERAC

                    *                       Director                               October 25, 1999
 .........................................
              FRANK T. CARY

                    *                       Director                               October 25, 1999
 .........................................
              JAMES FERGUSON

                    *                       Director                               October 25, 1999
 .........................................
            ALAN C. SARTORELLI

                    *                       Director                               October 25, 1999
 .........................................
            WALTER B. WRISTON



 *By:      /S/ THOMAS E. KLEIN
 .........................................
             THOMAS E. KLEIN,
           AS ATTORNEY-IN-FACT
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